Semiannual Report

                   U.S. BOND
                   INDEX
                   FUND
                   --------------
                   APRIL 30, 2001
                   --------------

[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. Bond Index Fund

 .    The environment for investment-grade bonds was generally favorable during the fund's first five months of operations.

 .    The Lehman Brothers U.S. Aggregate Index returned 4.51% for the five-month period; the fund's return was 4.26%.

 .    The fund's return can be expected to differ modestly from the Lehman index due to expenses, which the index lacks, and as a result of our "sampling" strategy.

 .    We expect the economy to remain sluggish in the coming months and this, combined with further Fed rate cuts, should be favorable for investment-grade bonds.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW  SHAREHOLDERS

This is our first report since the fund's inception on November 30, 2000, and we would like to welcome you as shareholders. As you know, the fund seeks to match the return of the U.S. investment-grade bond market, as represented by the Lehman Brothers U.S. Aggregate Index. (Investment-grade bonds are those rated in the four-highest categories--AAA, AA, A, BBB--by major rating agencies such as Moody's and Standard & Poor's.)

The environment for high-quality bonds was generally favorable during the fund's first five months of operations as falling interest rates boosted bond prices and stock market volatility spurred investor demand for bonds. In an attempt to arrest the slowing of economic growth, the Federal Reserve cut short-term rates four times from the start of 2001 through April 30. The half-point cuts lowered the target federal funds rate from 6.5% to 4.5% and resulted in a steepening of the yield curve, meaning short-term interest rates are significantly lower than long-term rates.

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                    [GRAPH]


         30-Year Treasury Bond  5-Year Treasury Note  1-Year Treasury Bill
11/30/01          5.66                  5.52                   6
  Dec-00          5.46                  4.97                  5.36
  31-Jan          5.5                   4.77                  4.58
  28-Feb          5.31                  4.65                  4.46
  31-Mar          5.44                  4.56                  4.11
 4/30/01          5.79                  4.88                  3.92

As the chart shows, rates on longer-term Treasuries fell during the first two to three months after the fund's inception but then retraced some or all of the decline. For the five-month period, yields on the five-year Treasury note dropped a net of 64 basis points, while those on 30-year Treasury bonds rose 13 basis points. (One hundred basis points equal one percentage point.) The biggest decline was in very short-term rates, with the one-year Treasury bill yield falling 208 basis points.

Most sectors of the U.S. bond market registered solid returns over the period, especially in December and January when rates dropped significantly in anticipation of easing by the Fed. Attractive yields helped corporate bonds outperform Treasuries over the last five months. Strong demand and decreasing supply (due to debt reduction) had made longer-term Treasuries the performance leaders in 2000, but by year-end, their prices seemed to fully reflect the expected easing by the Fed. In April, the stock market's rebound diverted investor attention from Treasuries.

Investment-grade corporate bonds also provided higher returns than mortgage-backed securities during the five months. For most of the period, mortgage securities were hampered by concerns over rising mortgage prepayments and refinancings, which often accompany falling interest rates. Since mortgages are paid off at par value, investors can lose money on mortgage securities purchased at a price over par. In April, however, the uptick in longer-term interest rates dampened prepayment fears, and mortgage-backed securities were the best performers among high-grade bonds for the month.

-------------------
BOND MARKET RETURNS
--------------------------------------------------------------------------------
5 Months Ended 4/30/01                                              Total Return
--------------------------------------------------------------------------------
U.S. Treasury Securities                                                3.02%
U.S. Government Agency Securities                                       4.64
U.S. Corporate Investment-Grade Bonds                                   5.97
Asset-Backed Securities                                                 5.40
Mortgage-Backed Securities                                              4.53
Commercial Mortgage-Backed Securities                                   5.64

Source: Lehman Brothers Indexes


-----------------------
PERFORMANCE  COMPARISON
--------------------------------------------------------------------------------
                                                                 Since Inception
Periods Ended 4/30/01                                                11/30/00
--------------------------------------------------------------------------------
U.S. Treasury Securities                                               3.02%
U.S. Bond Index Fund                                                   4.26%
Lehman Brothers U.S. Aggregate Index                                   4.51


Against this backdrop, the Lehman Brothers U.S. Aggregate Index's total return--change in principal plus income earned during the period--was 4.51% for the five-month period since the fund's inception. The fund's return was 4.26%, with the difference due in part to expenses (30 basis points on an annual basis), which the index lacks. In addition, some differences in return can arise from the strategy we used to try to match index results (before fund expenses). As explained in the prospectus, the cost of owning and trading as many as 5,000 securities, the approximate number in the Lehman index, is prohibitive. Therefore, we invest in a sample of the bonds in the index, attempting to replicate the bond market segments represented by the index without owning all of the bonds. Within each sector, we select bonds that we believe collectively represent the key characteristics of the index's bonds, such as interest rate sensitivity, credit quality, and sector diversification.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                        2%
U.S. Government Mortgage-Backed Securities                  34%
U.S. Treasury Obligations                                   25%
Corporate Notes and Bonds                                   22%
Other U.S. Government Agency Obligations                    17%


Based on net assets as of 4/30/01.


PORTFOLIO HIGHLIGHTS

Our portfolio reflects the index's broad security diversification, with U.S. government mortgage-backed securities, U.S. Treasury obligations, and corporate securities composing about three-fourths of the holdings. The fund's quality diversification, shown in the chart, also reflects that of the Lehman index. AAA rated bonds compose fully 80% of the portfolio and include all Treasury and U.S. government mortgage-backed securities. The fund's average quality is AAA-. During the period, bonds rated A and AA generally provided stronger returns than those in the highest-rated category.

The fund's mix of maturities was heavily weighted toward those under 10 years. Over half of all holdings matured in less than five years and 87% within 10 years, for a weighted average maturity of 7.4 years. Since prices of long-term bonds fluctuate more sharply with interest rate changes than prices of short-term bonds, a fund's average maturity helps an investor gauge price risk.


-----------------------
QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------
BBB            5%
AAA           80%
 AA            5%
  A           10%

As of 4/30/01.

An even better measure of a bond's potential price risk is "duration," which takes into account the income stream a bond provides as well as the ultimate maturity date when it is redeemed for face value. Our average duration of 4.7 years was in line with that of the index, which in bond language means it was "neutral." A duration of 4.7 means that the fund's share price can be expected to rise approximately 4.7% for each one percentage point drop in interest rates, and vice versa.

OUTLOOK

The economy, though not officially in recession, remains weak. The 2% annualized growth rate in GDP for the first quarter was better than most economists had expected, but consumer demand still remains far off the pace of the previous two years, and other data suggest slower growth ahead. Reflecting the continued threat of recession, the Fed cut key short-term rates another one-half percentage point after the close of the period, on May 15. We would not be surprised to see further cuts in coming months and increasing disparity between short- and long-term interest rates.

All in all, the environment we foresee should be favorable for investment-grade bonds and could be beneficial for shareholders of this fund.

Respectfully submitted,

/s/ Edmund M. Notzon

Edmund M. Notzon III
Chairman of the fund's Investment Advisory Committee

May 18, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS

                                                                        4/30/01
--------------------------------------------------------------------------------
Price Per Share                                                          $10.17

Dividends Per Share
   For 5 months                                                            0.25

30-Day Dividend Yield *                                                    5.82%

30-Day Standardized Yield to Maturity                                      5.61

Weighted Average Maturity (years)                                          7.4

Weighted Average Effective Duration (years)                                4.7

Weighted Average Quality **                                                AAA-

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                      11/30/00
                                                                       Through
                                                                       4/30/01

NET ASSET VALUE
Beginning of period                                                  $   10.00
Investment activities
   Net investment income (loss)                                           0.25
   Net realized and
   unrealized gain (loss)                                                 0.17
   Total from
   investment activities                                                  0.42
Distributions
   Net investment income                                                 (0.25)
NET ASSET VALUE
                                                                     ---------
End of period                                                        $   10.17
                                                                     ---------

Ratios/Supplemental Data
Total return*                                                             4.26%
Ratio of total expenses to
average net assets                                                        0.30%+
Ratio of net investment
income (loss) to average
net assets                                                                6.00%+
Portfolio turnover rate                                                  184.3%+
Net assets, end of period
(in thousands)                                                       $  38,423

* Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001


------------------------
PORTFOLIO OF INVESTMENTS                                   Par/Shares              Value
----------------------------------------------------------------------------------------
                                                                    In thousands
CORPORATE BONDS AND NOTES 21.8%
Aerospace & Defense 0.5%
Boeing Capital, Sr. Notes, 6.10%, 3/1/11                 $       100  $               98
Lockheed Martin, Sr. Notes, 8.50%, 12/1/29                       100                 111
                                                                      ------------------
                                                                                     209
                                                                      ------------------
Automobiles and Related 1.3%
Daimler Chrysler NA, Sr. Notes, 7.25%, 1/18/06                   100                 103
Ford Motor, Sr. Notes, 7.45%, 7/16/31                            100                  97
Ford Motor Credit Company, Sr. Notes, 7.875%, 6/15/10            100                 106
General Motors, Sr. Notes, 7.00%, 6/15/03                        100                 103
General Motors Acceptance, Sr. Notes, 6.75%, 1/15/06             100                 101
                                                                      ------------------
                                                                                     510
                                                                      ------------------
Banking 3.5%
Abbey National, MTN, Sr. Sub. Notes, 6.69%, 10/17/05             100                 102
ABN Amro Bank, Sr. Sub. Notes, 7.125%, 6/18/07                   100                 105
Banc One, Sr. Sub. Notes, 7.00%, 7/15/05                         100                 103
Bank of America, Sr. Sub. Notes, 7.40%, 1/15/11                  100                 104
Capital One Bank, Sr. Notes, 6.875%, 2/1/06                      100                  97
Citigroup, Sr. Sub. Notes, 7.25%, 10/1/10                        100                 104
First Union, Sr. Notes, 7.55%, 8/18/05                           100                 106
FleetBoston Financial, Sr. Notes, 7.25%, 9/15/05                 100                 105
HSBC Holdings, Sr. Notes, 7.50%, 7/15/09                         100                 105
JP Morgan Chase, Sr. Notes, 5.75%, 2/25/04                       100                 101
Mellon Financial, Sr. Notes, 5.75%, 11/15/03                     100                 101
PNC Bank, Sr. Sub. Notes, 7.875%, 4/15/05                        100                 107
Union Bank Switzerland, Sr. Sub. Notes, 7.25%, 7/15/06           100                 104
                                                                      ------------------
                                                                                   1,344
                                                                      ------------------
Beverages 0.3%
Anheuser-Busch, Sr. Notes, 7.55%, 10/1/30                        100                 107
                                                                      ------------------
                                                                                     107
                                                                      ------------------
Cable Operators 0.5%
Clear Channel Communications, Sr. Notes, 7.25%, 9/15/03          100                 103
Comcast Cable Communications, Sr. Notes, 6.375%, 1/30/06         100                 100
                                                                      ------------------
                                                                                     203
                                                                      ------------------
Canadian Government and Municipalities 1.4%
Government of Canada, 6.75%, 8/28/06                             100                 105
Hydro Quebec, Sr. Notes, 7.50%, 4/1/16                           100                 106


T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


                                                            Par/Shares             Value
----------------------------------------------------------------------------------------
                                                                    In thousands
Ontario Province of Canada, Sr. Notes, 6.00%, 2/21/06  $           100 $             101
Province of Manitoba, 7.50%, 2/22/10                               100               108
Quebec Province of Canada, Sr. Notes, 7.50%, 9/15/29               100               107
                                                                       -----------------
                                                                                     527
                                                                       -----------------
Computer Service & Software 0.3%
IBM, Sr. Notes, 8.375%, 11/1/19                                    100               112
                                                                       -----------------
                                                                                     112
                                                                       -----------------
Diversified Chemicals 0.3%
Du Pont, Sr. Notes, 6.75%, 10/15/04                                100               104
                                                                       -----------------
                                                                                     104
                                                                       -----------------
Drugs 0.5%
American Home Products, Sr. Notes, 7.90%, 2/15/05                  100               105
Eli Lilly, Sr. Notes, 7.125%, 6/1/25                               100               103
                                                                       -----------------
                                                                                     208
                                                                       -----------------
Electric Utilities 1.2%
Cleveland Electric Illuminating, 1st Mortgage
   7.88%, 11/1/17                                                  100                99
Niagara Mohawk Power, 1st Mortgage, 8.00%, 6/1/04                  100               104
Progress Energy, Sr. Notes, 7.10%, 3/1/11                          100               101
PSEG Power, Sr. Notes, (144a), 7.75%, 4/15/11 +                     55                55
Virginia Electric & Power, Sr. Notes, 5.75%, 3/31/06               100                98
                                                                       -----------------
                                                                                     457
                                                                       -----------------
Entertainment and Leisure 0.3%
Viacom, Sr. Notes, 7.70%, 7/30/10                                  100               106
                                                                       -----------------
                                                                                     106
                                                                       -----------------
Exploration and Production 0.2%
Enron Oil & Gas, Sr. Notes, 6.00%, 12/15/08                        100                94
                                                                       -----------------
                                                                                      94
                                                                       -----------------
Finance and Credit 1.3%
CIT Group, Sr. Notes, 7.375%, 3/15/03                              100               103
General Electric Capital, MTN, Sr. Notes, 7.25%, 5/3/04            100               105
Heller Financial, Sr. Notes, 7.875%, 5/15/03                       100               104
Household Finance, Sr. Notes, 6.00%, 5/1/04                        100               101
Norwest Financial, Sr. Notes, 7.60%, 5/3/05                        100               106
                                                                       -----------------
                                                                                     519
                                                                       -----------------
Food Processing 0.3%
Unilever Capital, Sr. Notes, 6.875%, 11/1/05                       100               104
                                                                       -----------------
                                                                                     104
                                                                       -----------------

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


                                                            Par/Shares             Value
----------------------------------------------------------------------------------------
                                                                        In thousands

Food/Tobacco 0.3%
Philip Morris, Sr. Notes, 7.625%, 5/15/02                 $      100   $             102
                                                                       -----------------
                                                                                     102
                                                                       -----------------
Foreign Government and Municipalities 1.4%
Intermediate American Development Bank, Sr. Notes
   7.375%, 1/15/10                                               100                 108
International Bank For Reconstruction & Development, Sr.
Notes
   6.625%, 8/21/06                                               100                 104
Republic of Italy, Sr. Notes, 7.25%, 2/7/05                      100                 106
Republic of South Korea, Sr. Notes, 8.875%, 4/15/08              100                 110
United Mexican States, Sr. Notes, 9.875%, 2/1/10                 100                 108
                                                                       -----------------
                                                                                     536
                                                                       -----------------
Gas & Gas Transmission 0.8%
Duke Capital, Sr. Notes, 7.50%, 10/1/09                          100                 104
El Paso Natural Gas, Sr. Notes, 6.75%, 11/15/03                  100                 102
Williams, Sr. Notes, 7.625%, 7/15/19                             100                  98
                                                                       -----------------
                                                                                     304
                                                                       -----------------
Insurance 0.3%
American General, Sr. Notes, 7.50%, 8/11/10                      100                 107
                                                                       -----------------
                                                                                     107
                                                                       -----------------
Investment Dealers 0.5%
Goldman Sachs Group, Sr. Notes, 7.35%, 10/1/09                   100                 104
Lehman Brothers, Sr. Sub. Notes, 7.625%, 6/1/06                  100                 104
                                                                       -----------------
                                                                                     208
                                                                       -----------------
Long Distance 0.5%
AT&T, Sr. Notes, 6.50%, 3/15/29                                  100                  83
Sprint Capital, Sr. Notes, 7.125%, 1/30/06                       100                 100
                                                                       -----------------
                                                                                     183
                                                                       -----------------
Manufacturing 0.5%
Dover, Sr. Notes, 6.50%, 2/15/11                                 100                  99
Tyco, VR, Sr. Notes, 6.25%, 6/15/03                              100                 101
                                                                       -----------------
                                                                                     200
                                                                       -----------------
Media and Communications 0.8%
AOL Time Warner, Sr. Notes, 7.625%, 4/15/31                      100                 100
Cox Communications, Sr. Notes, 7.75%, 11/1/10                    100                 104
News America, Sr. Notes, 7.25%, 5/18/18                          100                  90
                                                                       -----------------
                                                                                     294
                                                                       -----------------


T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


                                                        Par/Shares                 Value
----------------------------------------------------------------------------------------
                                                                    In thousands
Paper and Paper Products 0.3%
International Paper, Sr. Notes, 8.00%, 7/8/03          $       100            $      104
                                                                              ----------
                                                                                     104
                                                                              ----------
Petroleum 0.5%
Conoco, Sr. Notes, 5.90%, 4/15/04                              100                   101
Pemex Finance, Sr. Notes, 9.14%, 8/15/04                       100                   104
                                                                              ----------
                                                                                     205
                                                                              ----------
Railroads 0.5%
CSX, Sr. Notes, 7.25%, 5/1/04                                  100                   102
Norfolk Southern, Sr. Notes, 8.375%, 5/15/05                   100                   107
                                                                              ----------
                                                                                     209
                                                                              ----------
Real Estate 0.2%
Simon Property Group, Sr. Notes, (144a), 7.375%, 1/20/06 +     100                   100
                                                                              ----------
                                                                                     100
                                                                              ----------
Retail 0.8%
Federated Department Stores, Sr. Notes, 6.30%, 4/1/09          100                    95
Sears Roebuck Acceptance, Sr. Notes, 7.00%, 2/1/11             100                    98
Wal-Mart, Sr. Notes, 6.875%, 8/10/09                           100                   104
                                                                              ----------
                                                                                     297
                                                                              ----------
Savings and Loan 0.3%
Washington Mutual, Sr. Sub. Notes, 8.25%, 4/1/10               100                   108
                                                                              ----------
                                                                                     108
                                                                              ----------
Supermarkets 0.3%
Kroger, Sr. Notes, 7.625%, 9/15/06                             100                   104
                                                                              ----------
                                                                                     104
                                                                              ----------
Telephones 1.1%
Bellsouth Capital Funding, Sr. Notes, 7.875%, 2/15/30          100                   106
British Telecommunications, Sr. Notes, 8.125%, 12/15/10        100                   104
U.S. West Communications, Sr. Notes, 7.20%, 11/1/04            100                   103
Verizon Global Funding, Sr. Notes, (144a), 7.25%, 12/1/10 +    100                   103
                                                                              ----------
                                                                                     416
                                                                              ----------
Wireless Communications 0.3%
Vodafone Airtouch, Sr. Notes, 7.75%, 2/15/10                   100                   107
                                                                              ----------
                                                                                     107
                                                                              ----------
Wireline Communications 0.5%
Telefonica Europe, Sr. Notes, 7.35%, 9/15/05                   100                   103
Worldcom, Sr. Notes, 6.95%, 8/15/28                            100                    84
                                                                                     187
                                                                              ----------
Total Corporate Bonds and Notes (Cost $8,362)                                      8,375
                                                                              ----------

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


                                                            Par/Shares             Value
----------------------------------------------------------------------------------------
                                                                    In thousands
ASSET-BACKED SECURITIES 1.5%
Auto-Backed 0.3%
BMW Vehicle Owner Trust, 6.54%, 4/25/04                    $       100        $      102
                                                                              ----------
                                                                                     102
                                                                              ----------
Credit Card-Backed 1.2%
American Express, 7.20%, 9/17/07                                   100               105
Chemical Master Credit Card Trust, 5.98%, 9/15/08                  100               100
Citibank Credit Card Master Trust, 6.05%, 1/15/10                  100                99
Master Credit Card Trust II, 6.55%, 1/15/07                        160               165
                                                                                     469
                                                                              ----------
Total Asset-Backed Securities (Cost$ 571)                                            571
                                                                              ----------

NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES 1.8%
Commercial Mortgage-Backed 1.8%
COMM 2000, CMO, 7.416%, 4/15/10                                    160               172
GE Capital Commercial Mortgage, CMO, 6.531%, 3/15/11               150               150
J. P. Morgan Chase, CMO
     6.26%, 3/15/33                                                125               122
     7.371%, 8/15/32                                               125               131
LB Commercial Conduit Mortgage Trust, 6.78%, 4/15/09               100               103
                                                                              ----------
Total Non-U.S. Government Mortgage-Backed Securities (Cost $ 674)                    678
                                                                              ----------

U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES 35.0%
U.S. Government Agency Obligations 24.4%

Federal Home Loan Mortgage
     6.00%, 12/1/13                                                425               422
     6.50%, 4/1/24 - 12/1/99                                       877               871
     7.50%, 4/1/15                                                 181               187
   TBA, 6.50%, 1/1/16                                              350               353
Federal National Mortgage Assn.
     5.50%, 5/1/14                                                  96                94
     6.00%, 7/1/29 - 3/1/31                                        349               337
     6.50%, 5/1/15 - 3/1/31                                        889               882
     7.00%, 2/1/24 - 5/1/31                                        223               226
     7.50%, 12/1/30 - 1/1/31                                     1,379             1,408


T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


                                                             Par/Shares            Value
----------------------------------------------------------------------------------------
                                                                    In thousands
TBA
           6.50%, 1/1/31                                    $    1,800        $    1,775
           7.00%, 1/1/31                                         1,400             1,400
           7.50%, 5/1/31                                           600               612
           8.00%, 5/1/30                                           800               827
                                                                              ----------
                                                                                   9,394
                                                                              ----------
U.S. Government Guaranteed Obligations 10.6%
Government National Mortgage Assn.
   I
           6.00%, 12/15/28                                         448               436
           7.00%, 12/15/28                                          96                97
           7.50%, 9/15/15 - 9/15/29                              1,081             1,112
           8.00%, 10/15/23 - 1/15/26                               730               760
   TBA, I
           5.50%, 7/15/14                                          100                97
           6.50%, 8/15/15                                          400               406
           7.50%, 1/15/15                                        1,115             1,156
                                                                                   4,064
                                                                              ----------
Total U.S. Government Mortgage-Backed Securities (Cost $13,434)                   13,458
                                                                              ----------

U.S. GOVERNMENT
OBLIGATIONS/AGENCIES 41.6%

U.S. Government Agency Obligations 16.9%
Federal Home Loan Mortgage
           5.125%, 2/26/02                                         200               201
           6.25%, 7/15/04                                          950               984
           6.375%, 11/15/02                                        450               462
           6.875%, 7/18/02                                         100               103
           6.875%, 9/15/10                                         100               106
           7.00%, 7/15/05                                        2,670             2,832
Federal National Mortgage Assn.
           5.50%, 3/15/11                                          300               288
           6.00%, 5/15/08                                          500               505
           6.25%, 5/15/29                                          675               647
           6.75%, 8/15/02                                          200               206
           7.25%, 1/15/10                                          150               162
                                                                              ----------
                                                                                   6,496
                                                                              ----------


T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


                                                            Par/Shares             Value
----------------------------------------------------------------------------------------
                                                                      In thousands
U.S. Treasury Obligations 24.7%
U.S. Treasury Bonds
   5.25%, 2/15/29                                           $      760        $      693
   6.00%, 2/15/26                                                1,100             1,112
   6.25%, 8/15/23                                                  260               270
   9.875%, 11/15/15                                                450               631
U.S. Treasury Notes
   4.25%, 11/15/03                                                 300               298
   5.00%, 2/15/11                                                  200               195
   5.50%, 2/15/08                                                  100               102
   5.625%, 2/15/06                                                 160               165
   5.75%, 10/31/02-8/15/10                                       2,660             2,731
   5.875%, 11/15/04                                                460               476
   6.375%, 1/31/02                                                 710               722
   6.50%, 8/15/05-2/15/10                                        1,260             1,353
   6.625%, 5/15/07                                                 410               442
   6.875%, 5/15/06                                                 260               282
                                                                              ----------
                                                                                   9,472
                                                                              ----------
Total U.S. Government Obligations/Agencies (Cost $15,990)                         15,968
                                                                              ----------

MONEY MARKET FUNDS 15.1%
T. Rowe Price Reserve Investment Fund, 5.18% #                   5,810             5,810
                                                                              ----------
Total Money Market Funds (Cost $5,810)                                             5,810
                                                                              ----------

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


                                                                                         Value
----------------------------------------------------------------------------------------------
                                                                                  In thousands
Total Investments in Securities
116.8% of Net Assets (Cost $44,841)                                     $               44,860

Other Assets Less Liabilities                                                          (6,437)

                                                                        ----------------------
NET ASSETS                                                              $               38,423
                                                                        ----------------------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions               $                   43
Net unrealized gain (loss)                                                                  19
Paid-in-capital applicable to 3,778,732 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized                        38,361
                                                                        ----------------------
NET ASSETS                                                              $               38,423
                                                                        ----------------------
NET ASSET VALUE PER SHARE                                               $                10.17
                                                                        ----------------------


    +  Private Placement
    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  MTN  Medium Term Note
  TBA  To be announced security was purchased on a forward commitment basis
   VR  Variable Rate
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.7% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                       11/30/00
                                                                        through
                                                                        4/30/01
Investment Income (Loss)
Interest income                                                    $        445
Expenses
  Investment management and administrative                                   20
                                                                   ------------
Net investment income (loss)                                                425
                                                                   ------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                       43
Change in net unrealized gain or loss on securities                          19
                                                                   ------------
Net realized and unrealized gain (loss)                                      62
                                                                   ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $        487
                                                                   ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                                        11/30/00
                                                                         through
                                                                         4/30/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                     $        425
  Net realized gain (loss)                                                   43
  Change in net unrealized gain or loss                                      19
                                                                   ------------
Increase (decrease) in net assets from operations                           487
                                                                   ------------
Distributions to shareholders
  Net investment income                                                    (425)
                                                                   ------------
Capital share transactions *
  Shares sold                                                            38,687
  Distributions reinvested                                                  243
  Shares redeemed                                                          (671)
  Redemption fees received                                                    2
                                                                   ------------
  Increase (decrease) in net assets from capital
  share transactions                                                     38,261

Net Assets
Increase (decrease) during period                                        38,323
Beginning of period                                                         100
                                                                   ------------
End of period                                                      $     38,423
                                                                   ------------

*Share information
  Shares sold                                                             3,811
  Distributions reinvested                                                   24
  Shares redeemed                                                           (66)
                                                                   ------------
  Increase (decrease) in shares outstanding                               3,769

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Bond Index Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 2000. The fund seeks to match the performance of the U.S. investment-grade bond market.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of November 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

Redemption Fees The fund assesses a 0.5% fee on redemptions of fund shares held less than six months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $10,007,000 and $402,000, respectively, for the period ended April 30, 2001. Purchases and sales of U.S. government securities aggregated $43,363,000 and $13,963,000, respectively, for the period ended April 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $44,841,000. Net unrealized gain aggregated $19,000 at period-end, of which $223,000 related to appreciated investments and $204,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment

T. ROWE PRICE U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $13,000 was payable at April 30, 2001. The fee, computed daily and paid monthly, is equal to 0.30% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended April 30, 2001, totaled $23,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe

Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS
Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York
Area 51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown 900
17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

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